UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

BRIDGETON TACTICAL ADVISORS FUND, LP
(Exact name of registrant as specified in its charter)

Delaware	000-23529	22-678474
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

 (Address of principal executive offices) (Zip Code)                                                                                                                                                 4647 Saucon Creek Road, Suite 205
                                                       Center Valley, PA 18034

Registrant's telephone number, including area code: (610) 366-3922

Item 8.01 Other Events.

On November 4, 2015, Bridgeton Fund Management, LLC, the General Partner of Bridgeton Tactical Advisors Fund, LP (the "Partnership"), decided to terminate the Partnership.  The Limited Partners were notified of the plan to liquidate the Partnership with a valuation date of November 30, 2015 and return of monies to investors on or before December 31, 2015.  In connection with the winding up of its affairs, the Partnership intends to file a Form 15 with the U.S. Securities and Exchange Commission ("SEC") that will terminate the registration of the Partnership's limited partnership interests under the Securities Exchange Act of 1934 and certify that there are fewer than 300 holders of record of the Partnership's limited partnership interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2015

BRIDGETON TACTICAL ADVISORS FUND, LP

By: Bridgeton Fund Management, LLC
Its: General Partner

                                                                By: /s/Mark D. Bradbury
                                                    Mark D. Bradbury, Managing Member, Bridgeton
                                                    Fund Management, LLC, the general partner of
                                                    Bridgeton Tactical Advisors Fund, LP